PRINCIPAL ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Summary Of Expected Allowance For Credit Losses
The following table summarized the details of the Company’s allowance for expected credit losses:

	2018	2019	2020
Balance at beginning of year	—	—	—
Allowance for credit losses	—	—	13,089
Balance at end of year	—	—	13,089

Schedule of useful life of property plant equipment
Property, equipment and software are stated at cost less accumulated depreciation. Property, equipment and software are depreciated at rates sufficient to write off their costs less impairment and residual value, if any, over the estimated useful lives on a straight-line basis. The estimated useful lives are as follow:

Category	Estimated useful lives
Leasehold improvement	Shorter of the term of the lease or the estimated useful lives of the assets
Electronic equipment	3 years
Furniture	3 years
Software	3 years
Vehicles	3 years